                                                                   Exhibit 99.25

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[686,138,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2006-WMC1

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                               FEBRUARY [2], 2006

                              (MERRILL LYNCH LOGO)

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

IOS WITH SILENT SECONDS

RANGE OF CREDIT SCORES

                              AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED     PERCENT
                NUMBER OF     PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE     FULL OR
RANGE OF         MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL   ALTERNATIVE   PERCENT
CREDIT SCORES     LOANS      OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV         DOC          IO
-------------   ---------   ------------   ----------   --------   --------   -----------   --------   -----------   -------
576 to 600          11      $  2,904,170       2.13%      7.04%       595       $264,015     80.00%       82.92%     100.00%
601 to 625          59        16,160,964      11.87      6.719        612        273,915     79.56         52.3         100
626 to 650          77        21,152,045      15.54      6.541        639        274,702     79.96        45.07         100
651 to 675          76        22,520,225      16.55      6.847        665        296,319        80        22.91         100
676 to 700          72        21,387,069      15.71      6.869        687        297,043        80         20.5         100
701 to 725          72        23,888,371      17.55      6.752        713        331,783     79.94        22.21         100
726 to 750          46        15,500,730      11.39      6.724        737        336,972        80        32.87         100
751 to 775          25         8,449,877       6.21      6.857        762        337,995     79.89        11.96         100
776 to 800          13         4,134,034       3.04      7.001        785        318,003        80        42.42         100
                   ---      ------------     ------      -----        ---       --------     -----        -----      ------
TOTAL:             451      $136,097,485     100.00%      6.77%       683       $301,768     79.93%       31.67%     100.00%
                   ===      ============     ======      =====        ===       ========     =====        =====      ======

RANGE OF ORIGINAL LOAN-TO-VALUE RATIOS

                                     AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED     PERCENT
                       NUMBER OF     PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE     FULL OR
RANGE OF ORIGINAL       MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL   ALTERNATIVE   PERCENT
LOAN-TO-VALUE RATIOS     LOANS      OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV         DOC          IO
--------------------   ---------   ------------   ----------   --------   --------   -----------   --------   -----------   -------
50.01% to 55.00%            1          $204,000       0.15%      7.05%       611       $204,000     52.99%        0.00%     100.00%
70.01% to 75.00%            2           525,000       0.39      6.489        661        262,500        75          100         100
75.01% to 80.00%          448       135,368,485      99.46      6.767        683        302,162     79.98        31.45         100
                          ---      ------------     ------      -----        ---       --------     ------       -----      ------
TOTAL:                    451      $136,097,485     100.00%      6.77%       683       $301,768     79.93%       31.67%     100.00%
                          ===      ============     ======      =====        ===       ========     =====        =====      ======

RANGE OF COMBINED LOAN-TO-VALUE RATIOS

                                                                                                    WEIGHTED
                                 AGGREGATE      PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE    PERCENT
RANGE OF COMBINED  NUMBER OF     PRINCIPAL        OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  ORIGINAL    FULL OR
LOAN-TO-VALUE       MORTGAGE      BALANCE      MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  COMBINED  ALTERNATIVE  PERCENT
RATIOS               LOANS      OUTSTANDING      POOL     COUPON     SCORE   OUTSTANDING     LTV       LTV        DOC         IO
-----------------  ---------  ---------------  --------  --------  --------  -----------  --------  --------  -----------  -------
55.01 to 60.00          1     $    204,000.00     0.15%    7.05%      611      $204,000    52.99%    59.61%       0.00%    100.00%
80.01 to 85.00          1     $    204,000.00     0.15%    7.15%      690      $204,000    80.00%    85.00%       0.00%    100.00%
85.01 to 90.00          5     $  2,143,920.00     1.58%    6.52%      637      $428,784    80.00%    89.91%      50.00%    100.00%
90.01 to 95.00         23     $  7,577,450.98     5.57%    6.70%      692      $329,454    79.83%    94.65%      12.79%    100.00%
95.01 to 100.00       421     $125,968,113.70    92.56%    6.77%      683      $299,212    79.97%    99.94%      32.60%    100.00%
                      ---     ---------------   ------     ----       ---      --------    -----     -----       -----     ------
TOTAL:                451     $136,097,484.68   100.00%    6.77%      683      $301,768    79.93%    99.41%      31.67%    100.00%
                      ===     ===============   ======     ====       ===      ========    =====     =====       =====     ======